Filed pursuant to Rule 497(e)
1933 Act File No. 033-06836
1940 Act File No. 811-04722

PROVIDENT MUTUAL FUNDS, INC.
Provident Trust Strategy Fund

Supplement dated May 24, 2024
to the Statement of Additional Information (“SAI”)
dated January 31, 2024

This supplement makes the following amendments to disclosures in the Fund’s SAI:

At a meeting held on March 20, 2024, the Board of Directors (the “Board”) of Provident Mutual Funds, Inc. (the “Corporation”) approved Adam S. Rix as a nominee to be an independent director of the Corporation. At a special meeting of shareholders held on May 14, 2024, shareholders of the Corporation elected Mr. Rix as an independent director, effective as of May 15, 2024. Mr. Rix will also serve on the Board’s audit and nominating committees.

The following has been added to the “Independent Directors” table beginning on page 13 of the SAI:

Name, Address* and Year of Birth	Position(s) Held with the Corporation	Term of Office and Year Service Began	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years

Adam S. Rix Year of Birth: 1975	Independent Director	Indefinite; since May 15, 2024	President (since 2003) of Watermark Initiative, LLC (consulting company); Executive Vice President and Managing Director (2015-2019) of Earthwise Environmental, Inc.; CEO (2014-2023) at University Lake School.	1	None
* The address of each Director and Officer is Provident Trust Company, N16 W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.

The following has been added under the heading “Qualification of Directors” beginning on page 15 of the SAI:

Adam S. Rix. Mr. Rix has experience as President of Watermark Initiative, LLC, a water technology markets and infrastructure services company, and as Executive Vice President of Earthwise Environmental, Inc., an industrial water treatment company. Mr. Rix also served as President and CEO, and Board Chair, of University Lake School and Vice President of Compatible Technology International. Mr. Rix has over 10 years of senior-level management experience. Prior to founding Watermark Initiative, LLC, Mr. Rix was responsible for the legal affairs, business development, and strategic acquisitions of Earthwise Environmental as its Managing Director and Executive Vice President. Prior to Earthwise, Mr. Rix served as Managing Partner of TurningPoint Capital Partners, LLC. Mr. Rix holds a J.D. and M.A.

Please retain this supplement with your SAI for future reference.